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                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 23, 1996


                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)





                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)




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Item 5. Other Events

    The Registrant hereby incorporates by reference herein the information set forth in its two News Releases issued April 22, 1996, copies of which are annexed hereto as exhibits 99-1 and 99-2.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

      (c) Exhibits.
           99-1.  Mobil Corporation News Release issued April 22,
 1996 reporting estimated earnings for the first quarter of 1996.

           99-2.  Mobil Corporation News Release issued April 22,
 1996, correcting certain Petroleum Product Sales numbers in Table 6 of its News Release reporting first quarter 1996 earnings.
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                            SIGNATURE



 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /s/ Gordon G. Garney
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary

DATE            April 23, 1996


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                                PAGE 4
                             EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------


 99-1.  Mobil Corporation,                   Electronic
        News Release issued
        April 22, 1996

 99-2.  Mobil Corporation,                   Electronic
        News Release issued
        April 22, 1996